Exhibit 99.1

Kennedy-Wilson Holdings, Inc.
Second Quarter 2013
Earnings Release and Supplemental Financial Information

Premiere Ichibancho Tokyo	The Ritz-Carlton, Lake Tahoe Lake Tahoe	State Street Building Dublin

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Supplemental Financial Information
For the Quarter Ended June 30, 2013

Note about Non-GAAP financial information included in this presentation
In addition to the results reported in accordance with U.S. generally accepted accounting principles ("GAAP") included within this presentation, Kennedy-Wilson Holdings, Inc. (Kennedy Wilson) has provided certain information, which includes non-GAAP financial measures (pro forma consolidated statements of operations, EBITDA, earnings before interest, taxes, depreciation, amortization and stock-based compensation ("Adjusted EBITDA"), net income attributable to common shareholders, adjusted for depreciation, amortization and stock-based compensation expense ("Adjusted Net Income"), and Basic Adjusted Net Income Attributable to Kennedy-Wilson Holdings, Inc. Common Shareholders Per Share). Such information is reconciled to its closest GAAP measure in accordance with the rules of the Securities and Exchange Commission and is included within this presentation. Management believes that these non-GAAP financial measures are useful to both management and Kennedy Wilson's shareholders in their analysis of the business and operating performance of Kennedy Wilson. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

Common Definitions
Kennedy Wilson refers to its net investment account and gross investment account throughout this release. Kennedy Wilson's equity in real estate, joint ventures, acquired in-place leases and loan investments, net of depreciation and amortization comprises the "net investment account," the "gross investment account" is the net investment account presented before accumulated depreciation and amortization.

Contact:    Christina Cha
Vice President of Corporate Communication
Kennedy Wilson
(310) 887-6294                                9701 Wilshire Blvd. Suite 700
ccha@kennedywilson.com                            Beverly Hills, CA 90212
www.kennedywilson.com

NEWS RELEASE

KENNEDY WILSON REPORTS SECOND QUARTER 2013 EARNINGS
Adjusted EBITDA increases 97% from same period of last year

BEVERLY HILLS, CA. (August 6, 2013) - Kennedy-Wilson Holdings, Inc. (NYSE: KW), an international real estate investment and services company, today reported a second quarter 2013 Adjusted EBITDA of $37.1 million, a 97% increase from $18.8 million for the same period in 2012. For the six months ended June 30, 2013, Adjusted EBITDA was $69.0 million, a 82% increase from $38.0 million for the same period in 2012.

Adjusted Net Income for the second quarter 2013 was $13.8 million or $0.19 per basic share compared to Adjusted Net Income of $3.0 million for the same period in 2012, or $0.06 per basic share. U.S. GAAP net loss attributable to common shareholders for the second quarter 2013 was $2.5 million, or $0.03 per basic and diluted share, compared to a loss of $3.2 million, or $0.06 per basic and diluted share, for the same period in 2012.

"Our gross investment account crossed the $1 billion mark during the second quarter demonstrating our ability to find attractive investment opportunities globally," said William McMorrow, chairman and CEO of Kennedy Wilson. "Our recurring cash flow and distributions continue to increase through strategic acquisitions and focused asset management."

Kennedy Wilson Recent Highlights

Investments business
Investment account

•
As of June 30, 2013, our gross investment account was $1.1 billion, compared to $908.9 million as of December 31, 2012. Accumulated depreciation and amortization was $98.3 million and $71.3 million as of June 30, 2013 and December 31, 2012, respectively. The net investment account was $962.0 million, compared to $837.6 million at December 31, 2012. The change in the net investment account was comprised of $233.3 million of cash contributed to and income earned on investments and $108.9 million of cash distributed from investments.

•
As of June 30, 2013, the Company and its equity partners owned 19.3 million rentable square feet of real estate, including investments in 16,679 apartment units and 60 commercial properties. Additionally, as of June 30, 2013, the Company and its equity partners owned in excess of $2 billion in unpaid principal balance of loans secured by real estate.
Operating metrics

•	During the six months ended June 30, 2013, our investments business achieved an EBITDA of $61.2 million, a 77% increase from $34.7 million for the same period in 2012.

•
During the six months ended June 30, 2013, based on our investments in 11,923 same property multifamily units, rental revenues, net operating income and occupancy at the property level increased by 6%, 7% and 1%, respectively, from the same period in 2012. In addition, based on our investments in 3.0 million square feet of same property commercial real estate, rental revenues, net operating income and occupancy at the property level increased by 13%, 20% and 4%, respectively, from the same period in 2012.

Acquisition program

•
From January 1, 2010 through June 30, 2013, the Company and its equity partners have acquired approximately $9.6 billion of real estate related investments (including unpaid principal balance of loan purchases). During the six months ended June 30, 2013, the Company and its equity partners acquired $1.6 billion of real estate related investments. This includes $834.1 million of real estate and $733.9 million of unpaid principal balance of loans secured by real estate in which we invested $155.9 million and $51.6 million, respectively. These investments were directed 40% and 60% to the Western US and the United Kingdom and Ireland, respectively.

•
During the second quarter, the Company and its equity partner foreclosed on a Class A office building and adjacent 3.5 acre site in Dublin, Ireland. As a result of the foreclosure, the Company and its equity partner recognized a $30.1 million acquisition-related gain. The Company's portion of the gain was $15.0 million and was recognized in equity in joint venture income.

Property level debt financing

•
During the six months ended June 30, 2013, the Company and its equity partners completed approximately $530.1 million of property financings and re-financings at an average interest rate of 3.13% and a weighted average maturity of 8.5 years. This includes re-financings of $122.1 million at a fixed interest rate of 1.35% in our Japanese multifamily portfolio.

•
During the six months ended June 30, 2012, the Company and its equity partners completed approximately $283.3 million of property financings and re-financings at an average interest rate of 3.07% and a weighted average maturity of 8.0 years. This includes re-financings of $80.5 million at a fixed interest rate of 1.61% in our Japanese multifamily portfolio.

•
As of June 30, 2013, the Company and its equity partners had approximately $2.6 billion of property level debt of which 70% is at fixed interest rates, 18% is floating with interest rate caps and 12% is at floating interest rates.

Key investment updates
UK Loan Pool

•	Our book equity in this investment is $23.0 million; we own 12.5% before carried interest.

•
In December 2011, the Company and its equity partners acquired a loan pool secured by real estate located in the United Kingdom with an unpaid principal balance of $2.1 billion. As of June 30, 2013, the unpaid principal balance was $316.7 million due to loan resolutions of approximately $1.8 billion, representing approximately 85% of the pool. During the six months ended June 30, 2013, the Company received $38.9 million in distributions related to resolutions.

Japan multifamily

•	Our book equity in this investment is $76.7 million; we own 40.9% before carried interest.

•	We maintained 96% occupancy in 50 apartment buildings with a total of more than 2,400 units.

•	Since Fairfax Financial became our partner in the Japanese multifamily portfolio in September 2010, we have distributed a total of $96.0 million, of which our share was $45.0 million.
Services business

•	Management and leasing fees and commissions increased by 44% to $33.1 million for the six months ended June 30, 2013, from $23.0 million for the same period in 2012.

•	During the six months ended June 30, 2013, our services business achieved an EBITDA of $14.8 million, a 135% increase from $6.3 million for the same period in 2012.
Corporate financing

•
In April 2013, we issued approximately 1.4 million shares of common stock as a result of the underwriters fully exercising their option to purchase additional shares, which resulted in gross proceeds of $21.2 million.

Subsequent events

•
In July 2013, the Company and its equity partners have acquired approximately $418.3 million of real estate investments, totaling 0.7 million rentable square feet of real estate, comprised of 15 commercial properties, in the United Kingdom and Ireland in which we invested $77.4 million.

•	In July, the Company drew an additional $40.0 million on its line of credit to fund acquisitions.

Conference Call and Webcast Details
The Company will hold a live conference call and webcast to discuss results at 7 a.m. PT/ 10 a.m. ET on Wednesday, August 7.
The direct dial-in number for the conference call is (888) 895-5479 for U.S. callers and (847) 619-6250 for international callers. The confirmation number for the live call is 35310499.
A replay of the call will be available for one week beginning two hours after the live call and can be accessed by (888) 843-7419 for U.S. callers and (630) 652-3042 for international callers. The passcode for the replay is 35310499#.
The webcast will be available at: http://edge.media-server.com/m/p/64nx4hm8/lan/en. A replay of the webcast will be available two hours after the original webcast on the Company’s investor relations web site for one year.
About Kennedy Wilson
Founded in 1977, Kennedy Wilson is an international real estate investment and services company headquartered in Beverly Hills, CA with 24 offices in the U.S., U.K., Ireland, Spain and Japan. The Company offers a comprehensive array of real estate services including auction, conventional sales, property services, research and investment management. Through its fund management and separate account businesses, Kennedy Wilson is a strategic investor of real estate investments in the U.S., U.K., Ireland and Japan. For further information on Kennedy Wilson, please visit www.kennedywilson.com.

Forward-Looking Statements
Statements made by us in this report and in other reports and statements released by us that are not historical facts constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21 of the Securities Exchange Act of 1934, as amended. These forward-looking statements are necessarily estimates reflecting the judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Disclosures that use words such as "believe," "anticipate," "estimate," "intend," "could," "plan," "expect," "project" or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. These statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievement, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the factors and the risks and uncertainties described elsewhere in this report and other filings with the Securities and Exchange Commission (the "SEC"), including the Item 1A. "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2012, as amended by our subsequent filings with the SEC. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed in our filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

Non-GAAP Financial Information
In addition to the results reported in accordance with U.S. generally accepted accounting principles (GAAP) included within this press release, Kennedy Wilson has provided certain information, which includes non-GAAP financial measures (Pro Forma Statements of Operations, Adjusted Net Income Attributable to Kennedy Wilson Common Shareholders, Basic Adjusted Net Income Attributable to Kennedy Wilson Common Shareholders Per Share, EBITDA and Adjusted EBITDA). Additionally, there are certain revenue and expense line items in our pro forma consolidated statements of operations or income that would otherwise be classified as discontinued operations on a GAAP statement. Such information is reconciled to its closest GAAP measure in accordance with the SEC rules and is included in the attached supplemental tables. Management believes that these non-GAAP financial measures are useful to both management and the Company's shareholders in their analysis of the business and operating performance of the Company. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

Tables Follow

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

	June 30, 2013	December 31, 2012
Assets
Cash and cash equivalents	$139,651,000	$120,855,000
Short term investments	—	10,000,000
Accounts receivable	7,384,000	3,647,000
Accounts receivable - related parties	22,170,000	22,393,000
Notes receivable	12,840,000	136,607,000
Notes receivable - related parties	8,552,000	—
Real estate, net of accumulated depreciation	488,435,000	289,449,000
Investments in joint ventures	694,664,000	543,193,000
Investments in loan pool participations	68,719,000	95,601,000
Other assets	46,867,000	38,079,000
Goodwill	23,965,000	23,965,000
Total assets	$1,513,247,000	$1,283,789,000

Liabilities
Accounts payable	$2,051,000	$1,762,000
Accrued expenses and other liabilities	37,788,000	29,417,000
Accrued salaries and benefits	11,349,000	24,981,000
Deferred tax liability	12,720,000	22,671,000
Mortgage loans and notes payable	318,813,000	236,538,000
Senior notes payable	409,348,000	409,640,000
Borrowings under line of credit	30,000,000	—
Junior subordinated debentures	40,000,000	40,000,000
Total liabilities	862,069,000	765,009,000
Equity
Cumulative Preferred stock:
6.00% Series A, 100,000 shares	—	—
6.45% Series B, 32,550 shares	—	—
Common stock	7,000	6,000
Additional paid-in capital	663,575,000	512,835,000
Accumulated deficit	(22,283,000)	(5,910,000)
Accumulated other comprehensive income	361,000	12,569,000
Shares held in treasury	—	(9,856,000)
Total Kennedy-Wilson Holdings, Inc. stockholders’ equity	641,660,000	509,644,000
Noncontrolling interests	9,518,000	9,136,000
Total equity	651,178,000	518,780,000
Total liabilities and equity	$1,513,247,000	$1,283,789,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenue
Management and leasing fees	$4,754,000	$4,101,000	$9,463,000	$7,257,000
Management and leasing fees - related parties	9,356,000	6,131,000	17,313,000	11,716,000
Commissions	936,000	1,370,000	1,460,000	2,036,000
Commissions - related parties	4,448,000	1,031,000	4,840,000	1,984,000
Sale of real estate	6,096,000	—	8,514,000	—
Rental income	10,365,000	1,477,000	16,762,000	2,947,000
Total revenue	35,955,000	14,110,000	58,352,000	25,940,000
Operating expenses
Commission and marketing expenses	1,336,000	1,340,000	1,834,000	2,305,000
Compensation and related expenses	18,264,000	10,294,000	31,884,000	19,294,000
Cost of real estate sold	5,130,000	—	7,002,000	—
General and administrative	6,387,000	4,888,000	11,814,000	8,557,000
Depreciation and amortization	4,415,000	977,000	7,472,000	1,914,000
Rental operating expenses	4,582,000	921,000	7,685,000	1,791,000
Total operating expenses	40,114,000	18,420,000	67,691,000	33,861,000
Equity in joint venture income	11,920,000	5,108,000	11,576,000	10,624,000
Interest income from loan pool participations and notes receivable	3,281,000	2,876,000	6,226,000	3,414,000
Operating income	11,042,000	3,674,000	8,463,000	6,117,000
Non-operating income (expense)
Interest income	199,000	1,207,000	239,000	2,324,000
Acquisition-related gain	—	—	9,459,000	—
Acquisition-related expenses	(510,000)	—	(510,000)	—
Gain on sale of marketable securities	—	—	—	2,931,000
Interest expense	(12,531,000)	(7,054,000)	(23,963,000)	(13,224,000)
Other	—	38,000	—	(74,000)
Loss from continuing operations before benefit from income taxes	(1,800,000)	(2,135,000)	(6,312,000)	(1,926,000)
Benefit from income taxes	469,000	1,138,000	2,172,000	2,621,000
(Loss) income from continuing operations	(1,331,000)	(997,000)	(4,140,000)	695,000
Discontinued Operations
(Loss) income from discontinued operations, net of income taxes	—	—	(3,000)	2,000
Gain (loss) from sale of real estate, net of income taxes	—	—	217,000	(212,000)
Net (loss) income	(1,331,000)	(997,000)	(3,926,000)	485,000
Net loss (income) attributable to the noncontrolling interests	899,000	(128,000)	1,898,000	(2,926,000)
Net loss attributable to Kennedy-Wilson Holdings, Inc.	(432,000)	(1,125,000)	(2,028,000)	(2,441,000)
Preferred stock dividends and accretion of issuance costs	(2,036,000)	(2,036,000)	(4,072,000)	(4,072,000)
Net loss attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(2,468,000)	$(3,161,000)	$(6,100,000)	$(6,513,000)
Basic and diluted earnings per share
Earnings (loss) per basic and diluted - continuing operations	$(0.03)	$(0.06)	$(0.10)	$(0.12)
Earnings (loss) per basic and diluted - discontinued	—	—	—	—
Earnings (loss) per share - basic and diluted(a)	$(0.03)	$(0.06)	$(0.09)	$(0.13)
Weighted average shares outstanding for basic and diluted	70,976,247	51,401,674	66,432,823	51,280,986
Dividends declared per common share	$0.07	$0.05	$0.14	$0.10
————————————————
(a) EPS amounts may not add due to rounding

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Adjusted Net Income Attributable to Kennedy Wilson Common Shareholders
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net loss attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(2,468,000)	$(3,161,000)	$(6,100,000)	$(6,513,000)
Non-GAAP adjustments:
Add back:
Depreciation and amortization	4,415,000	977,000	7,472,000	1,914,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	10,167,000	4,000,000	19,477,000	7,900,000
Stock-based compensation	1,662,000	1,207,000	3,431,000	2,078,000
Adjusted Net Income Attributable to Kennedy-Wilson Holdings, Inc. Common Shareholders	$13,776,000	$3,023,000	$24,280,000	$5,379,000
Basic weighted average number of common shares outstanding	70,976,247	51,401,674	66,432,823	51,280,986
Basic Adjusted Net Income Attributable to Kennedy-Wilson Holdings, Inc. Common Shareholders Per Share	$0.19	$0.06	$0.37	$0.10

Kennedy-Wilson Holdings, Inc. and Subsidiaries
EBITDA and Adjusted EBITDA
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net (loss) income	$(1,331,000)	$(997,000)	$(3,926,000)	$485,000
Non-GAAP adjustments:
Add back:
Interest expense	12,531,000	7,054,000	23,963,000	13,224,000
Kennedy Wilson's share of interest expense included in investment in joint ventures and loan pool participations	10,100,000	7,715,000	20,717,000	15,000,000
Depreciation and amortization	4,415,000	977,000	7,472,000	1,914,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	10,167,000	4,000,000	19,477,000	7,900,000
Benefit from income taxes	(469,000)	(1,138,000)	(2,172,000)	(2,621,000)
EBITDA	35,413,000	17,611,000	65,531,000	35,902,000
Stock-based compensation	1,662,000	1,207,000	3,431,000	2,078,000
Adjusted EBITDA	$37,075,000	$18,818,000	$68,962,000	$37,980,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Capitalization Summary
(Unaudited)

	June 30, 2013	December 31, 2012
Market Data
Common stock price per share	$16.64	$13.98
Common stock and convertible preferred stock:
Basic shares outstanding (1)	73,975,960	63,772,598
Series A mandatory convertible preferred (2)	8,058,018	8,058,018
Series B mandatory convertible preferred (3)	3,042,056	3,042,056
Total common stock and convertible preferred stock	85,076,034	74,872,672

Equity Market Capitalization	$1,415,665,206	$1,046,719,955

Corporate Debt (4)
Senior notes payable	405,000,000	405,000,000
Junior subordinated debentures	40,000,000	40,000,000
Borrowings under line of credit	30,000,000	—
Total debt	475,000,000	445,000,000
Noncontrolling interest	9,518,000	9,136,000
Total Capitalization	1,900,183,206	1,500,855,955
Less: cash and cash equivalents and short term investments	(139,651,000)	(130,855,000)
Total Enterprise Value	$1,760,532,206	$1,370,000,955
Warrants outstanding (5)	5,395,412	5,822,744

(1) Basic share count as of June 30, 2013 and December 31, 2012, respectively
(2) $100 million of Series A mandatory convertible preferred with a mandatory conversion date of May 19, 2015 and a conversion rate of $12.41 per share.
(3) $32.5 million of Series B mandatory convertible preferred with a mandatory conversion date of November 3, 2018 and a conversion rate of $10.70 per share.
(4) Excludes $318.8 million and $236.5 million of consolidated property level debt at June 30, 2013 and December 31, 2012, respectively.
(5) The warrants carry an exercise price of $12.50 and expire on November 14, 2014.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statements of Operations (Non-GAAP)
(Unaudited)

The following statement of operations represents the sum of Kennedy Wilson's consolidated operations and a pro rata portion of Kennedy Wilson's unconsolidated investments:

	Three months ended June 30,
	2013			2012
	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total
Revenue
Management and leasing fees	$14,110,000	$—	$14,110,000	$10,232,000	$—	$10,232,000
Commissions	5,384,000	—	5,384,000	2,401,000	—	2,401,000
Sale of real estate	6,096,000	7,545,000	13,641,000	—	43,600,000	43,600,000
Rental and other income	10,365,000	29,647,000	40,012,000	1,477,000	16,123,000	17,600,000
Interest income	—	5,473,000	5,473,000	—	5,883,000	5,883,000
Total revenue	35,955,000	42,665,000	78,620,000	14,110,000	65,606,000	79,716,000
Operating expenses
Commission and marketing expenses	1,336,000	—	1,336,000	1,340,000	—	1,340,000
Compensation and related expenses	18,264,000	175,000	18,439,000	10,294,000	100,000	10,394,000
Cost of real estate sold	5,130,000	5,963,000	11,093,000	—	38,200,000	38,200,000
General and administrative	6,387,000	323,000	6,710,000	4,888,000	200,000	5,088,000
Depreciation and amortization	4,415,000	10,167,000	14,582,000	977,000	4,000,000	4,977,000
Rental operating expenses	4,582,000	11,666,000	16,248,000	921,000	5,700,000	6,621,000
Total operating expenses	40,114,000	28,294,000	68,408,000	18,420,000	48,200,000	66,620,000
Equity in joint venture income	11,920,000	(11,920,000)	—	5,108,000	(5,108,000)	—
Interest income from loan pool participations and notes receivable	3,281,000	(3,281,000)	—	2,876,000	(2,876,000)	—
Operating income (expense)	11,042,000	(830,000)	10,212,000	3,674,000	9,422,000	13,096,000
Non-operating income (expense)
Interest income	199,000	(199,000)	—	1,207,000	(1,207,000)	—
Carried interest on realized investment	—	—	—	—	500,000	500,000
Acquisition-related gain	—	15,044,000	15,044,000	—	—	—
Acquisition-related expenses	(510,000)	(2,794,000)	(3,304,000)	—	(805,000)	(805,000)
Interest expense	(12,531,000)	(10,100,000)	(22,631,000)	(7,054,000)	(7,715,000)	(14,769,000)
Other	—	(1,121,000)	(1,121,000)	38,000	(195,000)	(157,000)
Loss before benefit from income taxes	(1,800,000)	—	(1,800,000)	(2,135,000)	—	(2,135,000)
Benefit from income taxes	469,000	—	469,000	1,138,000	—	1,138,000
Net loss	$(1,331,000)	$—	$(1,331,000)	$(997,000)	$—	$(997,000)

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statements of Operations (Non-GAAP)
(Unaudited)

The following statement of operations represents the sum of Kennedy Wilson's consolidated operations and a pro rata portion of Kennedy Wilson's unconsolidated investments:

	Six months ended June 30,
	2013			2012
	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total
Revenue
Management and leasing fees	$26,776,000	$—	$26,776,000	$18,973,000	$—	$18,973,000
Commissions	6,300,000	—	6,300,000	4,020,000	—	4,020,000
Sale of real estate	8,514,000	11,203,000	19,717,000	—	58,800,000	58,800,000
Rental and other income	16,762,000	59,057,000	75,819,000	2,947,000	33,924,000	36,871,000
Interest income	—	11,011,000	11,011,000	—	8,138,000	8,138,000
Total revenue	58,352,000	81,271,000	139,623,000	25,940,000	100,862,000	126,802,000
Operating expenses
Commission and marketing expenses	1,834,000	—	1,834,000	2,305,000	—	2,305,000
Compensation and related expenses	31,884,000	455,000	32,339,000	19,294,000	500,000	19,794,000
Cost of real estate sold	7,002,000	8,358,000	15,360,000	—	50,100,000	50,100,000
General and administrative	11,814,000	432,000	12,246,000	8,557,000	300,000	8,857,000
Depreciation and amortization	7,472,000	19,477,000	26,949,000	1,914,000	7,900,000	9,814,000
Rental operating expenses	7,685,000	23,953,000	31,638,000	1,791,000	11,800,000	13,591,000
Total operating expenses	67,691,000	52,675,000	120,366,000	33,861,000	70,600,000	104,461,000
Equity in joint venture income	11,576,000	(11,576,000)	—	10,624,000	(10,624,000)	—
Interest income from loan pool participations and notes receivable	6,226,000	(6,226,000)	—	3,414,000	(3,414,000)	—
Operating income	8,463,000	10,794,000	19,257,000	6,117,000	16,224,000	22,341,000
Non-operating income (expense)
Interest income	239,000	(239,000)	—	2,324,000	(2,324,000)	—
Carried interest on realized investment	—	—	—	—	2,400,000	2,400,000
Acquisition-related gain	9,459,000	15,044,000	24,503,000	—	—	—
Acquisition-related expenses	(510,000)	(2,794,000)	(3,304,000)	—	(807,000)	(807,000)
Gain on sale of marketable securities	—	—	—	2,931,000	—	2,931,000
Interest expense	(23,963,000)	(20,717,000)	(44,680,000)	(13,224,000)	(15,000,000)	(28,224,000)
Other	—	(2,088,000)	(2,088,000)	(74,000)	(493,000)	(567,000)
Loss before benefit from income taxes	(6,312,000)	—	(6,312,000)	(1,926,000)	—	(1,926,000)
Benefit from income taxes	2,172,000	—	2,172,000	2,621,000	—	2,621,000
(Loss) income from continuing operations	$(4,140,000)	$—	$(4,140,000)	$695,000	$—	$695,000
Discontinued Operations
(Loss) income from discontinued operations, net of income taxes	(3,000)	—	(3,000)	2,000	—	2,000
Gain (loss) from sale of real estate	217,000	—	217,000	(212,000)	—	(212,000)
Net (loss) income	$(3,926,000)	$—	$(3,926,000)	$485,000	$—	$485,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
EBITDA by Segment
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Investments
Rental income and sale of real estate	$16,461,000	$1,477,000	$25,276,000	$2,947,000
Operating expenses (including cost of real estate sold)	(22,834,000)	(6,305,000)	(38,194,000)	(11,821,000)
Equity in joint venture income	11,920,000	5,108,000	11,576,000	10,624,000
Income from loan pool participations and notes receivable	3,281,000	2,876,000	6,226,000	3,414,000
Operating income	8,828,000	3,156,000	4,884,000	5,164,000
Acquisition-related gain	—	—	9,459,000	—
Acquisition-related expenses	(510,000)	—	(510,000)	—
Gain on sale of marketable securities	—	—	—	2,931,000
Other	—	38,000	—	(74,000)
Interest income - related party	72,000	1,182,000	72,000	2,269,000
Interest expense	(2,817,000)	(159,000)	(4,559,000)	(317,000)
Income from continuing operations	5,573,000	4,217,000	9,346,000	9,973,000
(Loss) income from discontinued operations, net of income taxes	—	—	(3,000)	2,000
Gain (loss) from sale of real estate, net of income taxes	—	—	217,000	(212,000)
Net income	5,573,000	4,217,000	9,560,000	9,763,000
Add back:
Interest expense	2,817,000	159,000	4,559,000	317,000
Kennedy Wilson's share of interest expense included investment in joint ventures and loan pool participation	10,100,000	7,715,000	20,717,000	15,000,000
Depreciation and amortization	4,135,000	860,000	6,931,000	1,682,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	10,167,000	4,000,000	19,477,000	7,900,000
EBITDA	$32,792,000	$16,951,000	$61,244,000	$34,662,000

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Services
Management and leasing fees and commissions	$19,494,000	$12,633,000	$33,076,000	$22,993,000
Operating expenses	(10,033,000)	(9,096,000)	(18,519,000)	(16,733,000)
Operating income	9,461,000	3,537,000	14,557,000	6,260,000
Net income	9,461,000	3,537,000	14,557,000	6,260,000
Add back:
Depreciation and amortization	147,000	34,000	267,000	67,000
EBITDA	$9,608,000	$3,571,000	$14,824,000	$6,327,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Account
(Unaudited)
($ in millions)

June 30, 2013
Investment in joint ventures	$694.7
Real estate, net of depreciation	488.4
Mortgage debt	(318.8)
Notes receivable	21.4
Acquired in-place lease values, net of amortization(1)	7.6
Loan pool participations	68.7
Total net investment account	962.0
Add back:
Accumulated depreciation and amortization	19.5
Kennedy Wilson's share of accumulated depreciation and amortization included in investment in joint ventures	78.8
Total gross investment account	$1,060.3
(1) Included in other assets.

Net Investment Account Detail as of June 30, 2013
($ in millions)
						Loans Secured by
	Multifamily			Commercial		Real Estate		Residential, Hotel, and Other				Total
Western U.S.	$214.3			$205.4		$80.3		$113.9				$613.9
Other U.S.	0.4			3.6		—		8.6				12.6
Japan	76.7			6.8		—		—				83.5
United Kingdom	—			19.5		87.2		—				106.7
Ireland	77.4			60.3		7.6		—				145.3
Total	$368.8			$295.5		$175.1		$122.5				$962.0

						Loans Secured by
	Multifamily			Commercial		Real Estate		Residential, Hotel, and Other
	Units	Properties	Rentable Sq Ft	Properties	Rentable Sq. Ft	Current UPB	# of Loans	Acres	Units	Lots	Hotel Rooms	# of Inv.
Western U.S.	13,144	35	11,576,551	27	4,283,375	$121.6	88	3,406	32	930	170	17
Other U.S.	376	3	294,984	2	355,925	—	—	38	6	—	—	5
Japan	2,410	50	936,000	1	9,633	—	—	—	—	—	—	—
United Kingdom	—	—	—	28	1,056,032	1,528.0	101	—	—	—	—	—
Ireland	749	3	606,711	2	219,758	408.2	151	—	—	—	—	—
Total	16,679	91	13,414,246	60	5,924,723	$2,057.8	340	3,444	38	930	170	22

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Account
(Unaudited)
($ in millions)

December 31, 2012
Investment in joint ventures	$543.2
Real estate, net of depreciation	289.4
Mortgage debt	(236.5)
Notes receivable	136.6
Acquired in-place lease values, net of amortization (1)	9.3
Loan pool participations	95.6
Total net investment account	837.6
Add back:
Accumulated depreciation and amortization	12.0
Kennedy Wilson's share of accumulated depreciation and amortization included in investment in joint ventures	59.3
Total gross investment account	$908.9
(1) Included in other assets.

Net Investment Account Detail as of December 31, 2012
($ in millions)
	Multifamily			Commercial		Loans Secured by Real Estate		Residential and Other			Total
Western U.S.	$171.7			$167.9		$69.0		$106.9			$515.5
Other U.S.	0.4			3.3		—		10.5			14.2
Japan	102.7			8.6		—		—			111.3
United Kingdom	—			—		120.4		—			120.4
Ireland	22.4			9.5		44.3		—			76.2
Total	$297.2			$189.3		$233.7		$117.4			$837.6

	Multifamily			Commercial		Loans Secured by Real Estate		Residential and Other
	Units	Properties	Rentable Sq. Ft	Properties	Rentable Sq. Ft.	Current UPB	# of Loans	Acres	Units	Lots	# of Inv.
Western U.S.	11,649	31	10,123,838	24	3,976,041	$126.6	108	3,337	44	935	16
Other U.S.	376	3	294,984	4	478,450	—	—	50	43	—	5
Japan	2,410	50	936,000	1	9,633	—	—	—	—	—	—
United Kingdom	—	—	—	—	—	1,481.5	66	—	—	—	—
Ireland	329	2	230,160	1	45,105	634.9	153	—	—	—	—
Total	14,764	86	11,584,982	30	4,509,229	$2,243	327	3,387	87	935	21

Kennedy-Wilson Holdings, Inc. and Subsidiaries
(Unaudited)

Investment Level Estimated Balance Sheets

The following estimated investment level balance sheets represent the estimated combined balance sheets of investments in which Kennedy Wilson has an ownership interest:

	June 30, 2013	December 31, 2012

Assets
Cash and cash equivalents	$114,573,000	$86,659,000
Real estate, net	4,290,582,000	3,569,003,000
Loan Pools	976,128,000	1,070,303,000
Other assets	336,385,000	293,769,000
Total assets	$5,717,668,000	$5,019,734,000
Liabilities and equity
Liabilities
Accounts payable, accrued and other	84,188,000	109,203,000
Notes payable	35,302,000	39,710,000
Mortgage loans payable	2,614,716,000	2,396,600,000
Total liabilities	2,734,206,000	2,545,513,000
Equity
Total equity	2,983,462,000	2,474,221,000
Total liabilities and equity	$5,717,668,000	$5,019,734,000

Investment Level Estimated Income Statement
The following estimated investment level income statements represent the estimated combined income statements of investments in which Kennedy Wilson has an ownership interest:

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue
Rental and other income	$94,837,000	$68,153,000	$187,290,000	$132,565,000
Sale of real estate	54,680,000	5,128,000	64,413,000	81,741,000
Interest income	27,080,000	10,140,000	52,129,000	17,721,000
Total revenue	176,597,000	83,421,000	303,832,000	232,027,000

Operating expenses
Compensation and related expenses	429,000	393,000	1,114,000	1,311,000
Cost of real estate sold	46,283,000	5,096,000	52,946,000	65,130,000
General and administrative	747,000	1,287,000	1,011,000	1,654,000
Depreciation and amortization	30,161,000	22,554,000	58,437,000	40,600,000
Rental operating expenses	41,561,000	26,728,000	81,136,000	53,011,000
Total operating expenses	119,181,000	56,058,000	194,644,000	161,706,000

Operating income	57,416,000	27,363,000	109,188,000	70,321,000

Non-operating income (expense)
Interest expense	(28,082,000)	(21,647,000)	(58,245,000)	(43,552,000)
Other non-operating (expense) income	(19,566,000)	(5,248,000)	(25,129,000)	(9,290,000)
Acquisition related gain	30,089,000	—	30,089,000	—
Net income	$39,857,000	$468,000	$55,903,000	$17,479,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
2013 Acquisition Activity
(Unaudited)
($ in millions)

Acquisitions
	Three months ended June 30, 2013				Six months ended June 30, 2013
Real Estate	Multifamily	Commercial	Residential & Other	Total Real Estate	Multifamily	Commercial	Residential & Other	Total Real Estate
Investment	$491.6	$104.6	$11.9	$608.1	$608.6	$206.3	$19.2	$834.1
KW Equity Invested	80.3	34.4	3.5	118.2	96.9	54.6	4.4	155.9
	5 properties 1,915 units	7 properties 0.4 million Sq Ft	7 lots		6 properties 2,530 units	32 properties 1.4 million Sq Ft	16 lots

	Three months ended June 30, 2013			Six months ended June 30, 2013
Loans	Discounted Loan Purchases	Loan Originations	Total Loans	Discounted Loan Purchases	Loan Originations	Total Loans
Investment	$726.5	$—	$726.5	$733.9	$—	$733.9
KW Equity Invested	45.9	—	45.9	51.6	—	51.6
	42% Avg Discount		142 underlying properties	42% Avg Discount		143 underlying properties

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Summary: Real Estate
(Unaudited)
($ in millions)

Multifamily
				Net Operating Income (NOI)
	# of Properties	# of Units	Occupancy (1)	YTD Annualized (2)	Debt (3)	Pre-Promote Ownership %	KW Book Equity (1)
Western U.S.	35	13,144	95.2%	$129.3	$1,484.1	37.9%	$214.3
Other U.S.	3	376	92.6	1.0	5.7	9.7	0.4
Japan (4)	50	2,410	95.8	22.3	283.9	40.8	76.7
Ireland (4)	3	749	91.5	9.0	44.3	50.0	77.4
Total	91	16,679	95.1%	$161.6	$1,818.0	38.8%	$368.8

Commercial
				Net Operating Income (NOI)
	# of Properties	Rentable Sq Ft	Occupancy (1)	YTD Annualized (2)	Debt (5)	Pre-Promote Ownership %	KW Book Equity (1)
Western U.S.	27	4,283,375	82.9%	$50.8	$533.0	48.8%	$205.4
Other U.S.	2	355,925	74.9	2.2	26.2	34.0	3.6
Japan (4)	1	9,633	100.0	0.4	—	100.0	6.8
United Kingdom (4)	28	1,056,032	84.0	11.9	—	20.0	19.5
Ireland (4)	2	219,758	100.0	10.0	70.2	50.0	60.3
Total	60	5,924,723	83.3%	$75.3	$629.4	44.2%	$295.6

Residential, Hotel, and Other
	# of Investments	ResidentialUnits	Total Acres	Residential Lots	Hotel Rooms	Pre-Promote Ownership%	KW Book Equity (1)

Western U.S.	17	32	3,406	930	170	63.8%	$113.9
Other U.S.	5	6	38	—	—	97.5	8.6
Total	22	38	3,444	930	170	66.2%	$122.5

(1) As of June 30, 2013.
(2) Represents year to date NOI on an annualized basis.
(3) Debt represents 100% debt balance against properties as of June 30, 2013.
(4) Estimated foreign exchange rates are ¥99 = $1 USD, €0.77 = $1 USD and £0.66 = $1 USD, related to NOI and debt.
(5) Debt represents 100% debt balance against properties as of June 30, 2013, excluding $5.9 million of partner loans.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Summary: Discounted Loan Purchases and Loan Originations
(Unaudited)
($ in millions)

Discounted Loan Purchases

	Initial # of Loans (1)	Initial UPB (2)	# of Unresolved Loans	Total Collections	Current UPB	Pre-Promote KW Share of Current UPB (net of venture-level debt)	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
Western U.S.	79	$460.5	12	$319.0	$69.6	$36.4	$4.4	58.7%	$28.3
United Kingdom (4)	101	3,337.3	55	1,749.8	1,528.0	309.0	119.1	24.1	87.2
Ireland (4)	151	469.7	134	45.0	408.2	40.8	—	10.0	7.6
Total	331	$4,267.5	201	$2,113.8	$2,005.8	$386.2	$123.5	22.4%	$123.1

Loan Originations

	# of Loans	Current UPB	WAV Interest Rate	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
Western U.S.	9	$52.0	9.9%	$—	100.0%	$52.0
Total	9	$52.0	9.9%	$—	100.0%	$52.0

(1) Represents total number of loans at initial acquisition of respective pools.
(2) Unpaid Principal Balance.
(3) Venture-level debt represents 100% debt balance against loans as of June 30, 2013.
(4) Estimated foreign exchange rate is £0.66 = $1 USD and €0.77 = $1 USD. KW owns a 50% interest in an entity which in turn owns 25% of the United Kingdom loan pool. The debt on this entity was fully paid off on March 13, 2013.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Same Property Analysis - Multifamily by Region
(Unaudited)
($ in millions)

Same property amounts are calculated as the amounts attributable to properties which have been owned by us directly or through joint ventures during the entire span of both periods compared.

Three Months Ended June 30,	Same Property Units	Average % Leased			Rental Revenues			Net Operating Income
2013 vs. 2012	2013	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change

Region:
Western U.S.	9,247	95.0%	94.0%	1.1%	$31.5	$29.5	6.8%	$21.6	$19.7	9.6%
Other U.S.	376	91.6	85.9	6.6	0.6	0.6	—	0.3	0.3	—
Japan (1)	2,410	95.1	95.0	0.1	7.7	7.9	(2.5)	5.5	5.4	1.9
Same Property Total	12,033	94.9%	93.9%	1.1%	$39.8	$38.0	4.7%	$27.4	$25.4	7.9%

Six Months Ended June 30,	Same Property Square Feet	Average % Leased			Rental Revenues			Net Operating Income
2013 vs. 2012	2013	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change

Region:
Western U.S.	9,247	94.8%	94.3%	0.5%	$63.6	$58.5	8.7%	$42.6	$38.9	9.5%
Other U.S.	266	93.9	92.7	1.3	0.9	0.8	12.5	0.5	0.5	—
Japan (1)	2,410	95.3	94.3	1.1	15.2	15.6	(2.6)	11.1	11.2	(0.9)
Same Property Total	11,923	94.9%	94.3%	0.6%	$79.7	$74.9	6.4%	$54.2	$50.6	7.1%

(1) Estimated foreign exchange rate is ¥99 = $1 USD

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Same Property Analysis - Commercial by Region
(Unaudited)
($ in millions)

Same property amounts are calculated as the amounts attributable to properties which have been owned by us directly or through joint ventures during the entire span of both periods compared.

Three Months Ended June 30,	Same Property Units	Average % Leased			Rental Revenues			Net Operating Income
2013 vs. 2012	2013	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change

Region:
Western U.S.	2,679,497	82.8%	80.0%	3.5%	$14.9	$13.0	14.6%	$8.9	$7.3	21.9%
Other U.S.	355,925	73.9	68.8	7.4	1.3	1.1	18.2	0.5	0.4	25.0
Japan (1)	9,633	100.0	100.0	—	0.1	0.1	—	0.1	0.1	—
Same Property Total	3,045,055	81.8%	78.8%	3.8%	$16.3	$14.2	14.8%	$9.5	$7.8	21.8%

Six Months Ended June 30,	Same Property Square Feet	Average % Leased			Rental Revenues			Net Operating Income
2013 vs. 2012	2013	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change

Region:
Western U.S.	2,679,497	82.7%	79.6%	3.9%	$29.2	$25.9	12.7%	$17.9	$14.9	20.1%
Other U.S.	355,925	74.0	69.9	5.9	2.5	2.2	13.6	1.1	0.9	22.2
Japan (1)	9,633	100.0	100.0	—	0.2	0.2	—	0.2	0.2	—
Same Property Total	3,045,055	81.7%	78.5%	4.1%	$31.9	$28.3	12.7%	$19.2	$16.0	20.0%

(1) Estimated foreign exchange rate is ¥99 = $1 USD

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Debt Schedule
(Unaudited)
($ in millions)

	Consolidated Debt				Unconsolidated Asset Level Debt		Total Consolidated Debt + KW Share of Unconsolidated Asset Level Debt
Maturity	Unsecured Corporate Debt		Asset Level Debt (3)	Total	Total	KW Share		Amount Due at Maturity Date (2)
2013	$—		$13.4	$13.4	$68.0	$43.0	$56.4	$50.0
2014	—		10.5	10.5	192.6	111.0	121.5	107.8
2015	30.0		6.1	36.1	267.2	111.4	147.5	130.6
2016	—		37.5	37.5	291.6	103.6	141.1	124.0
2017	—		32.2	32.2	529.1	232.2	264.4	247.8
2018	—		18.9	18.9	203.9	67.7	86.6	75.0
2019	350.0	(1)	5.8	355.8	141.0	33.7	389.5	379.4
2020	—		111.5	111.5	154.4	71.1	182.6	174.2
Thereafter	95.0		82.9	177.9	448.1	83.6	261.5	250.5
Total	$475.0		$318.8	$793.8	$2,295.9	$857.3	$1,651.1	$1,539.3

(1) Represents principal balance of senior notes.
(2) Amount does not reflect extension options.
(3) Includes $5.7 million of debt premium.

Weighted average interest rate (KW Share): 5.2%

Weighted average remaining maturity in years (KW Share): 6.3 years

Kennedy Wilson has exposure to fixed and floating rate debt through its consolidated properties and its joint venture investments. Approximately 60% of our exposure to floating rate debt is hedged against interest rate fluctuations with interest rate caps. The table below details Kennedy Wilson's total consolidated and unconsolidated asset level debt by interest rate type.

	Fixed Rate Debt	Floating with Interest Rate Caps	Floating without Interest Rate Caps	Total Asset Level Debt
Asset Level Debt	$1,840.7	$462.3	$311.7	$2,614.7